Exhibit 10.3

THIS SECURITY AGREEMENT, dated as of November 15, 2007 (this “Agreement”), is entered into by FRANKLIN CREDIT MANAGEMENT CORPORATION, a Delaware corporation (the “Borrower”), and each of the entities listed on the signature pages hereof as loan parties or that becomes a party hereto pursuant to Section 7.10, in favor of THE HUNTINGTON NATIONAL BANK (“Lender”), successor by merger to Sky Bank.

W I T N E S S E T H:

WHEREAS, Borrower and Lender have entered into that certain Term Loan and Security Agreement dated as of February 22, 1995 (as amended, restated, modified or supplemented from time to time, the “Term Loan Agreement”); and

WHEREAS, Borrower and Lender have entered into that certain Master Credit and Security Agreement dated as of October 13, 2004 (as amended, restated, modified or supplemented from time to time, the “Master Credit Agreement”); and

WHEREAS, Borrower and Lender have entered into that certain Flow Warehousing Credit and Security Agreement dated as of August 10, 2006 (as amended, restated, modified or supplemented from time to time, the “Flow Credit Agreement”); and

WHEREAS, Borrower and Lender have entered into that certain Unconditional and Continuing Secured Guaranty dated as of October 18, 2005 (as amended, restated, modified or supplemented from time to time, the “Guaranty”); and

WHEREAS, Lender has issued various Letters of Credit from time to time for the account of Borrower, and Borrower and Lender have entered into certain letter of credit reimbursement agreements or applications for letters of credit (as amended, restated, modified or supplemented from time to time, the “Letter of Credit Agreements” and together with the Term Loan Agreement, the Master Credit Agreement, the Flow Credit Agreement, and the Guaranty, collectively, the “Credit Documents”); and

WHEREAS, pursuant to the respective Credit Documents, Lender has agreed subject to certain conditions precedent, to make loans and other financial accommodations to Borrower from time to time; and

WHEREAS, Lender has required as a condition, among others, of extending credit to Borrower or of renewing, extending, or forbearing from demanding immediate payment of extensions of credit to Borrower, that Borrower and each Loan Party enter into this Agreement; and

NOW, THEREFORE, in consideration of the promises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and each Loan Party hereby agrees with Lender as follows:

ARTICLE I

DEFINED TERMS

Section 1.1  Definitions

(a)  Terms used herein that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein):

“Account Debtor”, “Accounts”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Intermediary”, “Deposit Account”, “Documents”, “Entitlement Holder”, “Entitlement Order”, “Equipment”, “Financial Asset”, “General Intangibles”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Right”, “Proceeds”, “Securities Account”, “Securities Intermediary”, “Security, “Security Entitlement”.

(b)  The following terms shall have the following meanings:

“Additional Pledged Collateral” means all shares of, partnership interests in (whether limited or general), and limited liability company interests in, all securities convertible into, and warrants, options and other rights to purchase or otherwise acquire, stock of or interests in, either (i) any Person that, after the date of this Agreement, as a result of any occurrence, becomes a direct Subsidiary of any Loan Party or (ii) any issuer of Pledged Stock, any Partnership or any LLC that is acquired by any Loan Party after the date hereof; all certificates or other instruments representing any of the foregoing; all Security Entitlements of any Loan Party in respect of any of the foregoing; all additional indebtedness from time to time owed to any Loan Party by any obligor on the Pledged Notes and the instruments evidencing such indebtedness; and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing. Additional Pledged Collateral may be General Intangibles or Investment Property.

“Agreement” means this Security Agreement.

“Approved Deposit Account” means any present or future Deposit Account of any Loan Party that (i) is maintained with Lender (or any affiliate thereof) or (ii) is subject to an effective Deposit Account Control Agreement in favor of Lender and maintained with a Deposit Account Bank. “Approved Deposit Account” includes all monies on deposit in a Deposit Account and all certificates and instruments, if any, representing or evidencing such Deposit Account.

“Approved Securities Intermediary” means a Securities Intermediary or Commodity Intermediary acceptable to Lender and with respect to which a Loan Party has delivered to Lender an executed Control Account Agreement.

“Banking Services” means each and any of the following bank services provided to any Loan Party by Lender or any of its affiliates: (a) commercial credit cards, (b) stored value cards and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Bankruptcy Code” means Title 11 of the United States Code (11 USC, § 101 et seq), as amended from time to time, and any successor statute thereto, including (unless the context requires otherwise) any rules or regulations promulgated thereunder.

“Capital Leases” means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

“Cash Collateral Account” means any deposit account over which Lender has sole dominion and control, established by Lender, in its sole discretion at Lender, and entitled “The Huntington National Bank, as Secured Party for Franklin Management Credit Corporation (Blocked Account)” or such similar title as Lender may approve or require.

“Cash Equivalents” means (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year from the date of acquisition thereof, (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one (1) year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody’s, and (iii) certificates of deposit or bankers’ acceptances maturing within one (1) year from the date of acquisition thereof either (A) issued by any bank organized under the laws of the United States or any state thereof which bank has a rating of A or A2, or better, from S&P or Moody’s, or (B) issued by any other bank insured by the Federal Deposit Insurance Corporation, (“FDIC”) provided that such certificates of deposit are less than or equal to, in the aggregate, the deposit insurance coverage limit set by the FDIC for single ownership accounts.

“Collateral” has the meaning specified in Section 2.1.

“Collection Account” means any Approved Deposit Account or Control Account in which cash and Cash Equivalents may from time to time be on deposit or held therein as provided in this Agreement.

“Contingent Obligations” means any agreement, undertaking or arrangement by which any Loan Party assumes, guaranties, endorses, agrees to provide funding, or otherwise becomes or is contingently liable upon the obligation or liability of any other Loan Party.

“Control Account” means a Securities Account or Commodity Account that is subject of an effective Control Account Agreement and that is maintained by any Loan Party with an Approved Securities Intermediary. “Control Account” includes all Financial Assets held in a Securities Account or a Commodity Account and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein.

“Control Account Agreement” means an agreement, in form and substance acceptable to Lender, executed by the relevant Loan Party, Lender and the relevant Approved Securities Intermediary.

“Copyright Licenses” means any written agreement naming any Loan Party as licensor or licensee granting any right under any Copyright, including the grant of any right to copy,

publicly perform, create derivative works, manufacture, distribute, exploit or sell materials derived from any Copyright.

“Copyrights” means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof, and (b) the right to obtain all renewals thereof.

“Credit Documents” has the meaning specified above in the recitals.

“Deposit Account Bank” means a financial institution selected or approved by Lender and with respect to which a Loan Party has delivered to Lender an executed Deposit Account Control Agreement.

“Deposit Account Control Agreement” means an agreement, in form and substance acceptable to Lender, executed by the relevant Loan Party, Lender and the relevant Deposit Account Bank.

“Event of Default” means each of the following: (a) any “Event of Default” shall occur under the Master Credit Agreement; (b) Borrower or any other Loan Party fails to perform or observe any covenant, agreement or duty contained in this Agreement or any other Loan Document or any default or event of default occurs under any Loan Document; or (c) any warranty, representation or other statement made or deemed to be made in this Agreement or in any Loan Document is false or misleading in any respect.

“Excluded Property” means Equipment owned by any Loan Party that is, and continues to be, subject to a Permitted Lien listed on Schedule 8 attached hereto, if the contract or other agreement pursuant to which such Lien is granted contains an enforceable prohibition on the creation of any Lien on such Equipment in favor of Lender; and (b) equity interests (whether Investment Property or General Intangibles), if the organizational or operating documents pursuant to which such equity interests are issued or governed contain an enforceable prohibition on the creation of any Lien on such equity interests in favor of Lender; in each case, only to the extent, and for so long as, such prohibition is not removed, terminated or rendered unenforceable or otherwise deemed ineffective by applicable Law; provided, however, that “Excluded Property” shall not include (i) the right to receive any payment of money (including, without limitation, general intangibles for money due or to become due); and (ii) any proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions or replacements of any of the foregoing.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board, the American Institute of Certified Public Accountants and the Financial Accounting Standards Board as in effect from time to time in the United States consistently applied.

“Governmental Authority” means any nation or government, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial,

regulatory or administrative authority or functions of or pertaining to government, including any authority or other quasi-governmental entity established to perform any of such functions.

“Indebtedness” means, at any time, (i) all indebtedness, obligations or other liabilities (other than accounts payable arising in the ordinary course of business payable on terms customary in the trade) which in accordance with GAAP should be classified as liabilities on the balance sheet of such Person, including without limitation, (A) for borrowed money or evidenced by debt securities, debentures, acceptances, notes or other similar instruments, and any accrued interest, fees and charges relating thereto, (B) under profit payment agreements or in respect of obligations to redeem, repurchase or exchange any securities or to pay dividends in respect of any stock, (C) with respect to letters of credit, bankers acceptances, interest rate swaps or other contracts, currency agreement or other financial products, (D) to pay the deferred purchase price of property or services, or (E) in respect of Capital Leases; (ii) all indebtedness, obligations or other liabilities secured by a lien on any property, whether or not such indebtedness, obligations or liabilities are assumed by the owner of the same; and (iii) all Contingent Obligations.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, receivership, assignment for the benefit of creditors, formal or informal moratorium, forbearance, composition, extension generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intellectual Property” means, collectively, all rights, priorities and privileges of any Loan Party relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including domain names, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses and trade secrets, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note” means any promissory note evidencing loans made by any Loan Party to any of its Subsidiaries or another Loan Party.

“Joinder Agreement” means a joinder agreement, in the form and substance acceptable to Lender, executed by Lender and the relevant Subsidiary that Borrower is required to cause to become a party hereto as a Loan Party.

“Letter of Credit Agreements “ has the meaning specified above in the recitals.

“Letters of Credit” means any letters of credit issued in connection with the Letter of Credit Agreements.

“Law” means any law (including common law), constitution, statute, treaty, convention, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.

“Lien” means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from any mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment (collateral or otherwise), hypothec, deposit arrangement, security agreement, conditional sale, trust receipt, lease, consignment, or bailment for security purposes, judgment, claim encumbrance or statutory trust and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting real property.

“LLC” means each limited liability company in which a Loan Party has an interest, including those set forth on Schedule 2.

“LLC Agreement” means each operating agreement with respect to an LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

“Loan Documents” means the Credit Documents, any agreements or documents evidencing or relating to the provision of any Banking Services by Lender for the benefit of a Loan Party, and any other agreement, document, or arrangement (whether now existing or hereafter arising) by and among Lender (or its affiliate) and one or more Loan Party.

“Loan Party” means each of Borrower, any Subsidiary of Borrower that is a signatory hereto on the date of this Agreement, and any other Person who becomes a party to this Agreement pursuant to a Joinder Agreement (in accordance with Section 7.10), and their respective successors and assigns.

“Material Intellectual Property” means Intellectual Property owned by or licensed to a Loan Party and material to such Loan Party’s business.

“Partnership” means each partnership or joint venture in which a Loan Party has an interest, including those set forth on Schedule 2.

“Partnership Agreement” means each partnership or joint venture agreement governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified.

“Patents” means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof and (c) all rights to obtain any reissues or extensions of the foregoing.

“Patent License” means all agreements, whether written or oral, providing for the grant by or to any Loan Party of any right to manufacture, use, import, sell or offer for sale any invention covered in whole or in part by a Patent.

“Permitted Contests” means the right of Borrower or another Loan Party to contest or protest any Lien (other than any such Lien that secures the Secured Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (i) a reserve with respect to such obligation is established on Borrower’s or another Loan Party’s, as the case may be, books and records in such amount as is required under GAAP, (ii) any such protest is instituted promptly and prosecuted diligently by Borrower or the applicable other Loan Party in good faith, and (iii) Lender is satisfied in its sole, good faith discretion, that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of a Lender’s Liens.

“Permitted Liens” means (i) any Liens held by Lender or an affiliate of Lender, (ii) Liens for unpaid taxes that either are not yet delinquent, or do not constitute an Event of Default hereunder and are the subject of a Permitted Contest, (iii) Liens set forth on Schedule 8 to the extent of the Indebtedness referenced therein, (iv) the interests of lessors under operating leases, (v) Liens securing purchase money Indebtedness or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness, (vi) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, or laborers, incurred in the ordinary course of a Loan Party’s business and not in connection with the borrowing of money, and which Liens either (A) are for sums not yet delinquent, or (B) are the subject of Permitted Contests, (vii) Liens arising from deposits made in connection with obtaining worker’s compensation or other unemployment insurance, (viii) Liens or deposits to secure performance of bids, tenders, or leases incurred in the ordinary course of a Loan Party’s business and not in connection with the borrowing of money, (ix) Liens granted as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of Borrower’s business, and (x) Liens resulting from any judgment or award that is not an Event of Default hereunder.

“Permitted Purchase Money Indebtedness” means secured or unsecured purchase money Indebtedness (including obligations under Capital Leases) incurred to finance the acquisition of fixed assets or equipment, if such Indebtedness (i) has a scheduled maturity and is not due on demand, (ii) does not exceed the purchase price of the items being purchased, and (iii) is not secured by any property or assets other than the item or items being purchased.

“Person” means any individual, corporation, firm, enterprise, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company or any other entity of any kind or any government or political subdivision or any agency, department or instrumentality thereof.

“Pledged Collateral” means, collectively, the Pledged Notes, the Pledged Stock, the Pledged Partnership Interests, the Pledged LLC Interests, any other Investment Property of any Loan Party, all certificates or other instruments representing any of the foregoing and all Security Entitlements of any Loan Party in respect of any of the foregoing. Pledged Collateral may be General Intangibles or Investment Property.

“Pledged LLC Interests” means all right, title and interest of any Loan Party as a member of any LLC and all right, title and interest of any Loan Party in, to and under any LLC Agreement to which it is a party.

“Pledged Notes” means all right, title and interest of any Loan Party in the Instruments evidencing all Indebtedness owed to such Loan Party, including all Indebtedness described on Schedule 2, issued by the obligors named therein.

“Pledged Partnership Interests” means all right, title and interest of any Loan Party as a limited or general partner in all Partnerships and all right, title and interest of any Loan Party in, to and under any Partnership Agreements to which it is a party.

“Pledged Stock” means the shares of capital stock owned by each Loan Party, including all shares of capital stock listed on Schedule 2.

“Rate Management Transactions” means any transaction (including an agreement with respect thereto) now existing or hereafter entered into among Borrower, any Subsidiary thereof, Lender or any affiliate of Lender, or any of its subsidiaries or affiliates or their successors, which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

“Secured Obligations” means (a) any and all indebtedness, obligations, and liabilities now existing or hereafter arising of Borrower or any other Loan Party to Lender (or any affiliate) or arising under or in connection with or evidenced by (i) the Credit Documents, this Agreement, or any other Loan Document, (ii) any other agreement relating to (A) letters of credit or pursuant to any Letter of Credit Agreement, or pursuant to any agreement or document relating to Banking Services, (B) any agreement in respect of any Rate Management Transaction, (C) any agreement for any electronic transfers, treasury management, cash management services and deposit and disbursement account liability, and (D) any agreement of guaranty, surety or indemnity issued by such Person, (b) any and all indebtedness, obligations, and liabilities, now existing or hereafter arising, whether absolute or contingent and however and whenever created, arising, evidenced or acquired, of Borrower or any other Loan Party owed to Lender (or any affiliate of Lender), (and in each instance in clauses (a)and (b) above, whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after any such petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, and (c) any and all reasonable expenses and charges, legal or otherwise, suffered or incurred by Lender or any affiliate of Lender in collecting or enforcing any such indebtedness, obligation, and liability or in realizing on or protecting or preserving any security therefor, including, without limitation, the Lien and security interest granted by any Credit Document.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” of a Person means any corporation, partnership, limited liability company or other entity in which such Person directly or indirectly owns or controls the securities or other ownership interests having ordinary voting power to elect a majority of the board of directors, or appoint managers or other persons performing similar functions.

“Trademark License” means any agreement, whether written or oral, providing for the grant by or to any Loan Party of any right to use any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and, in each case, all goodwill associated therewith, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof and all applications in connection therewith, in each case whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of Ohio; provided, however, that, in the event that, by reason of mandatory provisions of Law, any of the attachment, perfection or priority of Lender’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Ohio, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

“Vehicles” means all vehicles covered by a certificate of title law of any state.

Section 1.2  Certain Other Terms

(a)  In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

(b)  The terms “herein,” “hereof,” “hereto” and “hereunder” and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

(c)  References herein to a Schedule, Article, Section, subsection or clause refer to the appropriate Schedule to, or Article, Section, subsection or clause in this Agreement.

(d)  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e)  Where the context requires, provisions relating to any Collateral, when used in relation to a Loan Party, shall refer to such Loan Party’s Collateral or any relevant part thereof.

(f)  Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

(g)  The term “Lender” includes its successors.

(h)  References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

ARTICLE II

GRANT OF SECURITY INTEREST

Section 2.1  Collateral

For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Loan Party or in which a Loan Party now has or at any time in the future may acquire any right, title or interests is collectively referred to as the “Collateral”:

all Accounts and all rights to payment of monetary obligations, whether or not earned by performance, for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, or for services rendered or to be rendered, to a government, state, or governmental unit; all Chattel Paper; all Deposit Accounts; all Documents; all Equipment; all General Intangibles (including, without limitation, all contractual rights arising under any purchase agreement or assignments relating to mortgage loans); all Instruments; all Inventory; all Investment Property; all Letter-of-Credit Rights; all Vehicles; the Commercial Tort Claims described on Schedule 7 and on any supplement thereto received by Lender; all books and records pertaining to the other property described in this Section 2.1; all other goods and personal property of such Loan Party, whether tangible or intangible and wherever located; all property of any Loan Party held by Lender, including all property of every description, in the possession or custody of or in transit to Lender for any purpose, including safekeeping, collection or pledge, for the account of such Loan Party or as to which such Loan Party may have any right or power; and to the extent not otherwise included, all Proceeds.

Section 2.2  Grant of Security Interest in Collateral

Borrower and each other Loan Party, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, hereby collaterally assigns, mortgages, pledges and hypothecates to Lender, and grants (whether under the UCC or otherwise) to Lender a lien on and security interest in, and a collateral assignment of, all of its right, title and interest in, to and under the Collateral of such Loan Party; provided, however, that the foregoing grant of security interest shall not include a security interest in any Excluded Property; provided, further, that, if and when any property shall cease to be Excluded Property, Lender shall have, and at all times after the date hereof deemed to have had, a security interest in such property.

Section 2.3  Cash Collateral Accounts

Lender may, in its discretion, establish one or more Cash Collateral Accounts with Lender, one or more other Deposit Account Banks and one or more Approved Securities Intermediaries as it in its sole discretion shall determine. Each such account shall be in the name of Lender (but may also have words referring to each Loan Party and such account’s purpose).

Each Loan Party agrees that each such Cash Collateral Account shall be under the sole dominion and control of Lender. Lender shall be the sole Entitlement Holder with respect to each Securities Account constituting a Cash Collateral Account and the only Persons authorized to give Entitlement Orders with respect thereto. Neither Borrower nor any other Loan Party or Person claiming on behalf of or through Borrower or any other Loan Party shall have any right to demand payment of any funds held in any Cash Collateral Account at any time prior to the termination of all outstanding Letters of Credit and the indefeasible payment in full of all Secured Obligations.  During the continuance of an Event of Default, Lender shall apply all funds on deposit in any Cash Collateral Account as Lender may elect.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce Lender to enter into or maintain the Credit Documents, each Loan Party hereby represents and warrants each of the following to Lender:

Section 3.1  Title; No Other Liens

Except for the Lien granted to Lender pursuant to this Agreement and the other Permitted Liens, such Loan Party is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or certificated securities, is the Entitlement Holder of all such Pledged Collateral constituting Investment Property held in a Securities Account and has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any Lien.

Section 3.2  Perfection and Priority

The security interest granted pursuant to this Agreement shall constitute a valid and continuing perfected security interest in favor of Lender in the Collateral for which perfection is governed by the UCC or filing with the United States Copyright Office upon (i) the completion of the filings and other actions specified on Schedule 3 which, in the case of all filings and other documents referred to on such schedule, have been delivered to Lender in completed and duly executed form), (ii) the delivery to Lender of all Collateral consisting of Instruments and certificated securities, in each case properly endorsed for transfer to Lender or in blank, (iii) the execution of Control Account Agreements with respect to Investment Property not in certificated form, (iv) the execution of Deposit Account Control Agreements with respect to all Deposit Accounts and (v) all appropriate filings having been made with the United States Copyright Office. Such security interest shall be prior to all other Liens on the Collateral except for Permitted Liens having priority over Lender’s Lien by operation of law or otherwise, as permitted under this Agreement or any other Loan Documents.

Section 3.3  Name; Jurisdiction of Organization; Chief Executive Office

Except as set forth on Schedule 1, within the five-year period preceding the date hereof, such Loan Party has not had, or operated in any jurisdiction, under any trade name, fictitious name or other name other than its legal name, and Such Loan Party’s jurisdiction of organization, organizational identification number, if any, and the location of such Loan Party’s chief executive office or sole place of business is specified on Schedule 1.

Section 3.4  Inventory and Equipment

Such Loan Party’s Inventory and Equipment (other than mobile goods and Inventory or Equipment in transit) are kept at the locations listed on Schedule 4 as supplemented pursuant to the terms hereof.

Section 3.5  Pledged Collateral

(a)  The Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests pledged hereunder by such Loan Party are listed on Schedule 2 and constitute that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2.

(b)  All of the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests have been duly and validly issued and are fully paid and nonassessable.

(c)  Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

(d)  Except for Pledged Collateral and Additional Pledged Collateral not required to be delivered to Lender pursuant to Section 4.7, all Pledged Collateral and, if applicable, any Additional Pledged Collateral, consisting of certificated securities or Instruments has been delivered to Lender in accordance with Section 4.4(a).

(e)  All Pledged Collateral held by a Securities Intermediary in a Securities Account is in a Control Account.

(f)  Other than the Pledged Partnership Interests and the Pledged LLC Interests that constitute General Intangibles, there is no Pledged Collateral other than (i) that represented by certificated securities or Instruments in the possession of Lender, or (ii) that consisting of Financial Assets currently held in a Control Account.

Section 3.6  Accounts

No amount in excess of $100,000 payable to such Loan Party under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to Lender, properly endorsed for transfer, to the extent delivery is required by Section 4.4.

Section 3.7  Intellectual Property

(a)  Schedule 5 lists all Material Intellectual Property of such Loan Party, separately identifying that owned by such Loan Party and that licensed to such Loan Party. The Material

Intellectual Property set forth on Schedule 5 for such Loan Party constitutes all of the intellectual property rights necessary to conduct its business.

(b)  All Material Intellectual Property owned by such Loan Party is valid, subsisting, unexpired and enforceable, has not been adjudged invalid and has not been abandoned and the use thereof in the business of such Loan Party does not infringe the intellectual property rights of any other Person.

(c)  Except as set forth in Schedule 5, none of the Material Intellectual Property owned by such Loan Party is the subject of any licensing or franchise agreement pursuant to which such Loan Party is the licensor or franchisor.

(d)  No holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of, or such Loan Party’s rights in, any Material Intellectual Property.

(e)  Except as set forth in Schedule 5, no action or proceeding seeking to limit, cancel or question the validity of any Material Intellectual Property owned by such Loan Party or such Loan Party’s ownership interest therein is pending or, to the knowledge of such Loan Party, threatened. There are no claims, judgments or settlements to be paid by such Loan Party relating to the Material Intellectual Property.

Section 3.8  Deposit Accounts; Securities Accounts

The only Deposit Accounts or Securities Accounts maintained by any Loan Party are those listed on Schedule 6 as supplemented pursuant to the terms hereof, which sets forth such information separately for each Loan Party.

Section 3.9  Commercial Tort Claims

The only existing or potential Commercial Tort Claims of any Loan Party existing (regardless of whether the amount, defendant or other material facts can be determined and regardless of whether such Commercial Tort Claim has been asserted, threatened or has otherwise been made known to the obligee thereof or whether litigation has been commenced for such claims) are those listed on Schedule 7 as supplemented pursuant to the terms hereof, which sets forth such information separately for each Loan Party.

ARTICLE IV

COVENANTS

Each Loan Party agrees with Lender to the following, as long as any Secured Obligation remains outstanding or Lender has any obligation to extend credit to any Loan Party under any Loan Document, and, in each case, unless Lender otherwise consents in writing:

Section 4.1  Generally

Such Loan Party shall (a) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any Collateral, except Permitted Liens, (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Loan Document, any applicable Law or any policy of insurance covering the Collateral, (c) not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted under the Loan Documents or otherwise within the ordinary course of its business, (d) not enter into any agreement or undertaking restricting the right or ability of such Loan Party or Lender to sell, assign or transfer any Collateral except as permitted under the Loan Documents and (e) promptly notify Lender of its entry into any agreement or assumption of undertaking that restricts the ability to sell, assign or transfer any Collateral.

Section 4.2  Maintenance of Perfected Security Interest; Further Documentation

(a)  Such Loan Party shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons.

(b)  Such Loan Party shall furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

(c)  At any time and from time to time, upon the written request of Lender, and at the sole expense of such Loan Party, such Loan Party shall promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Deposit Account Control Agreements and Control Account Agreements.

Section 4.3  Changes in Locations, Name, Etc.

(a)  Except upon 15 days’ prior written notice to Lender and delivery to Lender of (i) all additional documents reasonably requested by Lender to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to Schedule 4 showing any additional location at which Inventory or Equipment shall be kept, such Loan Party shall not do any of the following:

(i)  permit any Inventory or Equipment to be kept at a location other than those listed on Schedule 4, except for Inventory or Equipment in transit to and from such locations;

(ii)  change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in Section 3.3; or

(iii)  change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become seriously misleading.

(b)  Such Loan Party shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Except to the extent any such Vehicle is Excluded Property, if requested by Lender, the security interest of Lender shall be noted on the certificate of title of each Vehicle.

Section 4.4  Pledged Collateral

(a)  Such Loan Party shall (i) deliver to Lender, all certificates and Instruments representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Loan Party’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Loan Parties, in substantially form substance acceptable to Lender or such other documentation acceptable to Lender and (ii) maintain all other Pledged Collateral constituting Investment Property in a Control Account. Such Loan Party authorizes Lender to attach each Pledge Amendment to this Agreement. From and after the occurrence and during the continuance of an Event of Default, Lender shall have the right, at any time in its discretion and without notice to any Loan Party, to transfer to or to register in its name or in the name of its nominees any Pledged Collateral. Lender shall have the right at any time to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

(b)  Except as provided in Article V, such Loan Party shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating or similar dividends) with respect to the Pledged Collateral. Any sums paid upon or in respect of any Pledged Collateral upon the liquidation or dissolution of any issuer of any Pledged Collateral, any distribution of capital made on or in respect of any Pledged Collateral or any property distributed upon or with respect to any Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of Lender, be delivered to Lender to be held by it hereunder as additional collateral security for the Secured Obligations. If any sum of money or property so paid or distributed in respect of any Pledged Collateral shall be received by such Loan Party, such Loan Party shall, until such money or property is paid or delivered to Lender, hold such money or property in trust for Lender, segregated from other funds of such Loan Party, as additional security for the Secured Obligations.

(c)  Except as provided in Article V, such Loan Party shall be entitled to exercise all voting, consent and corporate rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Loan Party that would impair the Collateral, be inconsistent with or result in any violation of any provision of this Agreement or any other Loan Document or, without prior notice to Lender, enable or permit any issuer of Pledged Collateral to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any issuer of Pledged Collateral.

(d)  Such Loan Party shall not grant control over any Investment Property to any Person other than Lender.

(e)  In the case of each Loan Party that is an issuer of Pledged Collateral, such Loan Party agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and shall comply with such terms insofar as such terms are applicable to it. In the case of each Loan Party that is a partner in a Partnership, such Loan Party hereby consents to the extent required by the applicable Partnership Agreement to the pledge by each other Loan Party, pursuant to the terms hereof, of the Pledged Partnership Interests in such Partnership and to the transfer of such Pledged Partnership Interests to Lender or its nominee and to the substitution of Lender or its nominee as a substituted partner in such Partnership with all the rights, powers and duties of a general partner or a limited partner, as the case may be. In the case of each Loan Party that is a member of an LLC, such Loan Party hereby consents to the extent required by the applicable LLC Agreement to the pledge by each other Loan Party, pursuant to the terms hereof, of the Pledged LLC Interests in such LLC and to the transfer of such Pledged LLC Interests to Lender or its nominee and to the substitution of Lender or its nominee as a substituted member of the LLC with all the rights, powers and duties of a member of the LLC in question.

(f)  Such Loan Party shall not agree to any amendment of an LLC Agreement or Partnership Agreement that in any way adversely affects the perfection of the security interest of Lender in the Pledged Partnership Interests or Pledged LLC Interests pledged by such Loan Party hereunder, including any amendment electing to treat the membership interest or partnership interest of such Loan Party as a security under Article 8 of the UCC.

Section 4.5  Control Accounts; Approved Deposit Accounts

(a)  Such Loan Party shall (i) deposit in an Approved Deposit Account all cash received by such Loan Party, (ii) not establish or maintain any Securities Account that is not a Control Account and (iii) not establish or maintain any Deposit Account other than with a Deposit Account Bank, Lender or an affiliate of Lender; provided, however, that any Loan Party may maintain payroll, withholding tax and other fiduciary accounts with Lender or an affiliate thereof in Deposit Accounts that are not Approved Deposit Accounts.

(b)  Such Loan Party shall instruct each Account Debtor or other Person obligated to make a payment to such Loan Party under a General Intangible to make payment, or to continue to make payment, as the case may be, to an Approved Deposit Account and shall deposit in an Approved Deposit Account all Proceeds of such Accounts and General Intangibles received by such Loan Party from any other Person immediately upon receipt.

(c)  In the event (i) such Loan Party or any Approved Securities Intermediary or Deposit Account Bank shall, after the date hereof, terminate an agreement with respect to the maintenance of a Control Account or Approved Deposit Account for any reason, (ii) Lender shall demand such termination as a result of the failure of an Approved Securities Intermediary or Deposit Account Bank to comply with the terms of the applicable Control Account Agreement or Deposit Account Control Agreement, or (iii) Lender determines in its sole good faith discretion that the financial condition of an Approved Securities Intermediary or Deposit Account Bank, as the case may be, has materially deteriorated, such Loan Party agrees to notify all of its obligors that were making payments to such terminated Control Account or Approved Deposit Account, as the case may be, to make all future payments to another Control Account or Approved Deposit Account, as the case may be.

(d)  Lender agrees that it shall not provide any instruction with respect to any Approved Deposit Account or Control Account unless an Event of Default has occurred and is continuing.

Section 4.6  Accounts

(a)  Such Loan Party shall not, other than in the ordinary course of business consistent with its past practice, (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount on any Account or (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof.

(b)  Lender shall have the right to make test verifications of the Accounts in any manner and through any medium that Lender reasonably considers advisable, and such Loan Party shall furnish all such assistance and information as Lender may reasonably require in connection therewith. At any time and from time to time, upon Lender’s request and at the expense of the relevant Loan Party, such Loan Party shall cause independent public accountants or others satisfactory to Lender to furnish to Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

Section 4.7  Delivery of Instruments and Chattel Paper

If any amount in excess of $100,000 payable under or in connection with any Collateral owned by such Loan Party shall be or become evidenced by an Instrument or Chattel Paper, such Loan Party shall immediately deliver such Instrument or Chattel Paper to Lender, duly indorsed in a manner satisfactory to Lender, or, if consented to by Lender, shall mark all such Instruments and Chattel Paper with the follow legend:  “This writing and the obligations evidenced or secured hereby are subject to the security interest of The Huntington National Bank”.

Section 4.8  Intellectual Property

(a)  Such Loan Party (either itself or through licensees) shall (i) continue to use each Trademark that is Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Law, (iv) not adopt or use any mark that is confusingly similar or a colorable imitation of such Trademark unless Lender shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to any act whereby such Trademark may become invalidated or impaired in any way.

(b)  Such Loan Party (either itself or through licensees) shall not do any act, or omit to do any act, whereby any Patent that is Material Intellectual Property may become forfeited, abandoned or dedicated to the public.

(c)  Such Loan Party (either itself or through licensees) (i) shall not (and shall not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights that is Material Intellectual Property may become invalidated or otherwise impaired and (ii) shall not (either itself or through licensees) do any act whereby any portion of the Copyrights that is Material Intellectual Property may fall into the public domain.

(d)  Such Loan Party (either itself or through licensees) shall not do any act, or omit to do any act, whereby any trade secret that is Material Intellectual Property may become publicly available or otherwise unprotectable.

(e)  Such Loan Party (either itself or through licensees) shall not do any act that knowingly uses any Material Intellectual Property may fall into the public domain

(f)  Such Loan Party shall notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Loan Party’s ownership of, right to use, interest in, or the validity of, any Material Intellectual Property or such Loan Party’s right to register the same or to own and maintain the same.

(g)  Whenever such Loan Party, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States, such Loan Party shall report such filing to Lender within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of Lender, such Loan Party shall execute and deliver, and have recorded, all agreements, instruments, documents and papers as Lender may request to evidence Lender’s security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Loan Party relating thereto or represented thereby.

(h)  Such Loan Party shall take all reasonable actions necessary or requested by Lender, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark or Patent that is Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

(i)  In the event that any Material Intellectual Property is infringed upon or misappropriated or diluted by a third party, such Loan Party shall notify Lender promptly after such Loan Party learns thereof. Such Loan Party shall take appropriate action in response to such infringement, misappropriation of dilution, including promptly bringing suit for infringement, misappropriation or dilution and to recover all damages for such infringement, misappropriation of dilution, and shall take such other actions as may be appropriate in its reasonable judgment under the circumstances to protect such Material Intellectual Property.

(j)  Unless otherwise agreed to by Lender, such Loan Party shall execute and deliver to Lender for filing in (i) the United States Copyright Office a short-form copyright security agreement in form and substance acceptable to Lender, (ii) in the United States Patent and Trademark Office a short-form patent security agreement in form and substance acceptable to Lender and (iii) the United States Patent and Trademark Office a short-form trademark security agreement in form and substance acceptable to Lender.

Section 4.9  Vehicles

Upon the request of Lender, on or before the date of this Agreement and within ten (10) days after the date of acquisition of any Vehicle acquired after the date hereof, such Loan Party shall execute a short-form motor vehicle security agreement, in form and substance acceptable to Lender, specifically describing each Vehicle owned by such Loan Party. In addition, upon the request of Lender, within 30 days after the date of such request and, with respect to any Vehicle acquired by such Loan Party subsequent to the date of any such request, within 30 days after the date of acquisition thereof, such Loan Party shall (i) file all applications for certificates of title or ownership indicating Lender’s first priority security interest in the Vehicle covered by such certificate and any other necessary documentation, in each office in each jurisdiction that Lender shall deem advisable to perfect its security interests in the Vehicles.

Section 4.10  Notice of Commercial Tort Claims

Such Loan Party agrees that, if it shall acquire any interest in any Commercial Tort Claim (whether from another Person or because such Commercial Tort Claim shall have come into existence), (i) such Loan Party shall, immediately upon such acquisition, deliver to Lender, in each case in form and substance satisfactory to Lender, a notice of the existence and nature of such Commercial Tort Claim and deliver a supplement to Schedule 7 containing a specific description of such Commercial Tort Claim, certified by such Loan Party as true, correct and complete, (ii) the provision of Section 2.1 shall apply to such Commercial Tort Claim (and the Loan Parties authorize Lender to supplement such schedule with a description of such Commercial Tort Claim if such Loan Party fails to deliver the supplement described in clause (i)) and (iii) such Loan Party shall execute and deliver to Lender, in each case in form and substance satisfactory to Lender, any certificate, agreement and other document, and take all other action, deemed by Lender to be reasonably necessary or appropriate for Lender to obtain a first-priority, perfected security interest in all such Commercial Tort Claims. Any supplement to Schedule 7 delivered pursuant to this Section 4.10 shall become part of Schedule 7 for all purposes hereunder other than, absent a written consent of Lender, for purpose of the representations and warranties set forth in Section 3.9.

ARTICLE V

REMEDIAL PROVISIONS

Section 5.1  Code and Other Remedies

During the continuance of an Event of Default, Lender may exercise, in addition to all other rights and remedies granted to Lender in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable Law. Without limiting the generality of the foregoing, Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by Law referred to below) to or upon any Loan Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by Law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Loan Party, which right or equity is hereby waived and released. Each Loan Party further agrees, at Lender’s request, to assemble the Collateral and make it available to Lender at places that Lender shall reasonably select, whether at such Loan Party’s premises or elsewhere. Lender shall apply the net proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Loan Documents shall prescribe (or if no such order is prescribed therein, then in such order as Lender may elect), and only after such application and after the payment by Lender of any other amount required by any provision of Law, need Lender account for the surplus, if any, to any Loan Party. To the extent permitted by applicable Law, each Loan Party waives all claims, damages and demands it may acquire against Lender arising out of the exercise by them of any rights hereunder.  If any notice o proposed sale or other disposition of Collateral shall be required by Law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

Section 5.2  Accounts and Payments in Respect of General Intangibles

(a)  If required by Lender in writing at any time during the continuance of an Event of Default, each Loan Party shall cause all payment of Accounts or payment in respect of General Intangibles to be directed to a Cash Collateral Account, and if collected by any Loan Party, each such payment shall be forthwith deposited by such Loan Party in the exact form received, duly indorsed by such Loan Party to Lender if required, in a Cash Collateral Account. Until so turned over, each such payment shall be held by such Loan Party in trust for Lender, segregated from other funds of such Loan Party. Each such deposit of Proceeds of Accounts and payments in respect of General Intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(b)  At Lender’s request in writing, during the continuance of an Event of Default, each Loan Party shall deliver to Lender all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts.

(c)  Lender may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Loan Party to collect its Accounts or amounts due under General Intangibles or any thereof.

(d)  Lender in its own name or in the name of others may at any time during the continuance of an Event of Default communicate with Account Debtors to verify with them to Lender’s satisfaction the existence, amount and terms of any Account or amounts due under any General Intangible.

(e)  Upon the request of Lender in writing at any time after the occurrence of an Event of Default, each Loan Party shall notify Account Debtors that the Accounts or General Intangibles have been collaterally assigned to Lender and that payments in respect thereof shall be made directly to Lender or to a Cash Collateral Account. In addition, Lender may at any time during the continuance of an Event of Default enforce such Loan Party’s rights against such Account Debtors and obligors of General Intangibles.

(f)  Anything herein to the contrary notwithstanding, each Loan Party shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Lender shall not have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by Lender of any payment relating thereto, nor shall Lender be obligated in any manner to perform any obligation of any Loan Party under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

Section 5.3  Pledged Collateral

(a)  During the continuance of an Event of Default, upon notice by Lender to the relevant Loan Party or Loan Parties, (i) Lender shall have the right to receive any Proceeds of the Pledged Collateral and make application thereof to the Secured Obligations in the order set forth in the Loan Documents (or if no such order is set forth therein, then in such order as Lender may elect) and (ii) Lender or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of Pledged Collateral, the right to deposit and deliver any Pledged Collateral with any committee, depositary transfer agent, registrar or other designated agency upon such terms and conditions as Lender may determine), all without liability except to account for property actually received by it; provided, however, that Lender shall have no duty to any Loan Party to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b)  In order to permit Lender to exercise the voting and other consensual rights that they may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that they may be entitled to receive hereunder, (i) each Loan Party shall, promptly execute and deliver (or cause to be executed and delivered) to Lender all such proxies, dividend payment orders and other instruments as Lender may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Loan Party hereby grants to Lender an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other Person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

(c)  Each Loan Party hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Loan Party with to (i) comply with any instruction received by it from Lender in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Loan Party, and each Loan Party agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payment with respect to the Pledged Collateral directly to Lender.

Section 5.4  Proceeds to be Turned Over To Lender

All Proceeds received by Lender hereunder during the continuance of an Event of Default shall be held by Lender in a Cash Collateral Account. All Proceeds while held by Lender in a Cash Collateral Account (or by such Loan Party in trust for Lender) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied to the payment of the Secured Obligations.

Section 5.5  Sale of Pledged Collateral

(a)  Each Loan Party recognizes that Lender may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Loan Party acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Lender shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

(b)  Each Loan Party agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 5.5 valid and binding and in compliance with all other applicable Law.  Each Loan Party further agrees that a breach of any covenant contained in this Section 5.5 will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.5 shall be specifically enforceable against such Loan Party, and such Loan Party hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under any Loan Document.

Section 5.6  Deficiency

Each Loan Pall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of any attorney employed by Lender to collect such deficiency.

ARTICLE VI

LENDER

Section 6.1  Lender’s Appointment as Attorney-in-Fact

(a)  Each Loan hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Loan Party and in the name of such Loan Party or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Loan Party hereby gives Lender the power and right, on behalf of such Loan Party, without notice to or assent by such Loan Party, to do any of the following:

(i)  in the name of such Loan Party or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;

(ii)  in the case of any Intellectual Property, execute and deliver, and have recorded, any agreement, instrument, document or paper as Lender may request to evidence Lender’s security interest in such Intellectual Property and the goodwill and General Intangibles of such Loan Party relating thereto or represented thereby;

(iii)  pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repair or pay or discharge any insurance called for by the terms of this Agreement (including all or any part of the premiums therefor and the costs thereof);

(iv)  execute, in connection with any sale provided for in Section 5.1 or Section 5.5, any endorsement, assignment or other instrument of conveyance or transfer with respect to the Collateral; or

(v)   (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to Lender or as Lender shall direct, (B) ask or demand for, collect, and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any suit, action or proceeding brought against such Loan Party with respect to any Collateral, (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as Lender may deem appropriate, (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains) throughout the world for such term or terms, on such conditions, and in such manner as Lender shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though Lender was the absolute owner thereof for all purposes, and do, at Lender’s option and such Loan Party’s expense, at any time, or from time to time, all acts and things that Lender deems necessary to protect, preserve or realize upon the Collateral and Lender’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Loan Party might do.

(b)  If any Loan Party fails to perform or comply with any of its agreements contained herein, Lender, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)  The expenses of Lender incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any past due amount under any Credit Document from the date of payment by Lender to the date reimbursed by the relevant Loan Party, shall be payable by such Loan Party to Lender on demand.

(d)  Each Loan Party hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 6.2  Duty of Lender

Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the same man Lender deals with similar property for its own account. Neither Lender, nor any of its respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Loan Party or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on Lender hereunder are solely to protect Lender’s interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that Lender actually receives as a result of the exercise of such powers, and neither Lender nor any of Lender’s officers, directors, employees or agents shall be responsible to any Loan Party for any act or failure to act hereunder, except for Lender’s gross negligence or willful misconduct.

Section 6.3  Financing Statements

Each Loan Party hereby authorizes Lender to file, and if requested will deliver to Lender, all financing statements and other documents and take such other actions as may from time to time be requested by Lender in order to maintain a first perfected security interest in and, if applicable, control of, the Collateral. Any financing statement filed by Lender may be filed in any filing office in any UCC jurisdiction and may (i) indicate the Collateral (1) as all assets of each Loan Party or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether any Loan Party is an organization, the type of organization and any organization identification number issued to each Loan Party and (B) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Loan Party also agrees to furnish any such information to Lender promptly upon request. Each Loan Party also ratifies its authorization for Lender to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

ARTICLE VII

MISCELLANEOUS

Section 7.1  Amendments in Writing

None of the terms or provisions of this Agreement may be waived, amended, restated, supplemented or otherwise modified without the written consent of Lender and eachh Loan Party.

Section 7.2  Notices

All communications under this Agreement shall be in writing and shall be sent by facsimile or by a nationally recognized overnight delivery service (i) if to Lender, at the address set forth below Lender’s signature to this Agreement, or at such other address as may have been furnished in writing to Borrower, by Lender; and (ii) if to Borrower or any other Loan Party, at the address set forth below Borrower’s signature to this Agreement, or at such other address as may have been furnished in writing to Lender by Borrower. Any notice so addressed and sent by telecopier shall be deemed to be given when confirmed, and any notice sent by nationally recognized overnight delivery service shall be deemed to be given the next day after the same is delivered to such carrier.

Section 7.3  No Waiver by Course of Conduct; Cumulative Remedies

Lender shall not by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed td any hereunder or to have acquiesced in any Event of Default. No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by Law.

Section 7.4  Successors and Assigns

This Agreement shall be binding upon the successors and assigns of Borrower and each other Loan Party and shall inure to the benefit of Lender and its respective successors and assigns; provided, however, that no Loan Party may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of Lender.

Section 7.5  Counterparts

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

Section 7.6  Severability

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.7  Section Headings

The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

Section 7.8  Entire Agreement

This Agreement together with the other Loan Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof

Section 7.9  Governing Law

This agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Ohio, without regard to its conflict of law principles.

Section 7.10  Additional Loan Parties

Borrower hereby agrees and covenants that it will cause each of Borrower’s Subsidiaries that are not a signatory hereto on the date of this Agreement to execute and deliver to Lender a Joinder Agreement in form and substance acceptable to Lender and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Loan Party party hereto on the date of this Agreement.

Section 7.11  Reinstatement

Each Loan Party further agrees that, if any payment made by any Loan Party or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside,

rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by Lender to such Loan Party, its estate, trustee, receiver or any other party, including any Loan Party, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Loan Party in respect of the amount of such payment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

FRANKLIN CREDIT MANAGEMENT CORPORATION

By: /s/ Thomas Axon
     Name: Thomas Axon
     Title:   Chairman & President

[Address: Franklin Credit Management Corporation

Fax Number: (    )________________

Each Loan Party listed on Schedule A attached hereto:

By: /s/ Thomas Axon

Name: Thomas Axon

                                Title : Chairman & President, as an authorized
                                     officer of, and on behalf of, each Loan Party
                                     listed on Schedule A attached hereto

[Address: c/o Franklin Credit Management Corporation

Fax Number: (    )_________________

ACCEPTED AND AGREED
as of the date first above written:

THE HUNTINGTON NATIONAL BANK,
successor by merger to Sky Bank

By: /s/ Marty E. Adams
Name: Marty E. Adams
Title: President

[Address: The Huntington National Bank

Fax Number: (    )_________________

SCHEDULE A

[List of other Loan Parties]

SCHEDULE A TO FRANKLIN SECURITY AGREEMENT

COMPANY SUBSIDIARIES
EXECUTING SECURITY AGREEMENT

FCMC 2000 B CORP.
FCMC 2000 C CORP.
FCMC 2000 D CORP.
FCMC 2001 A CORP.
FCMC 2001 B CORP
FCMC 2001 C CORP.
FCMC 2001 D CORP.
FCMC 2001 E CORP.
FCMC 2001 F CORP.
FCMC 2002 A CORP.
FCMC 2002 B CORP.
FCMC 2002 C CORP.
FCMC 2002 D CORP.
FCMC 2002 E CORP.
FCMC 2002 F CORP.
FCMC 2002 G CORP.
FCMC 2002 H CORP.
FCMC 2003 A CORP.
FCMC 2003 B CORP.
FCMC 2003 C CORP.
FCMC 2003 D CORP.
FCMC 2003 E CORP.
FCMC 2003 F CORP.
FCMC 2003 G CORP.
FCMC 2003 H CORP.
FCMC 2003 I CORP.
FCMC 2003 J CORP.
FCMC 2003 K CORP.
FCMC 2004 A CORP
FCMC 2004 B CORP.
FCMC 2004 C CORP.
FCMC 2004 D CORP.
FCMC 2004 E CORP.
FCMC 2004 F CORP.
FCMC 2004 G CORP.
FCMC 2004 H CORP.
FCMC 2004 I CORP.
FCMC 2004 J CORP.
FCMC 2004 K CORP.
FCMC 2004 L CORP.
FCMC 2004 M CORP.
FCMC 2005 A CORP.
FCMC 2005 B CORP.

FCMC 2005 C CORP.
FCMC 2005 D CORP.
FCMC 2005 E CORP.
FCMC 2005 F CORP.
FCMC 2005 G CORP.
FCMC 2005 H CORP.
FCMC 2005 I CORP.
FCMC B-ONE 2004 A CORP.
FCMC B-ONE 2004 B CORP.
FCMC B-ONE 2004 C CORP.
FCMC B-ONE 2004 D CORP.
FCMC B-ONE 2004 E CORP.
FCMC B-ONE 2004 F CORP.
FLOW 2000A CORP.
FLOW 2000B CORP.
FLOW 2000C CORP.
FLOW 2000D CORP.
FLOW 2000E CORP.
FLOW 2000F CORP.
FLOW 2001 A CORP.
FLOW 2001 B CORPORATION
FLOW 2001 C CORPORATION
FLOW 2001 D CORP
FLOW 2001 E CORPORATION
FLOW 2001 F CORPORATION
FLOW 2001 G CORPORATION
FLOW 2001 H CORP.
FLOW 2001 I CORP.
FLOW 2001 J CORP.
FLOW 2001 K CORP
FLOW 2001 L CORP.
FLOW 2002 A CORP.
FLOW 2002 B CORP.
FLOW 2002 C CORP.
FLOW 2002 D CORP.
FLOW 2002 E CORP.
FLOW 2002 F CORP.
FLOW 2002 G CORP.
FLOW 2002 H CORP.
FLOW 2002 I CORP.
FLOW 2002 J CORP.
FLOW 2002 K CORP.
FLOW 2002 L CORP.

FLOW 2003 A CORP.
FLOW 2003 B CORP.
FLOW 2003 C CORP.
FLOW 2003 D CORP.
FLOW 2003 E CORP.
FLOW 2003 F CORP.
FLOW 2003 G CORP.
FLOW 2003 H CORP.
FLOW 2003 I CORP.
FLOW 2003 J CORP.
FLOW 2003 K CORP.
FLOW 2003 L CORP.
FLOW 2003 M CORP.
FLOW 2004 A CORP.
FLOW 2004 B CORP.
FLOW 2004 C CORP.
FLOW 2004 D CORP.
FLOW 2004 E CORP.
FLOW 2004 F CORP.
FLOW 2004 G CORP.
FLOW 2004 H CORP.
FLOW 2004 I CORP.
FLOW 2005 A CORP.
FLOW 2005 B CORP.
FLOW 2005 C CORP.
FLOW 2005 D CORP.
FLOW 2005 E CORP.
FLOW 2005 F CORP
FLOW 2005 G CORP
FLOW 2005 H CORP
FLOW 2005 I CORP
FLOW 2005 J CORP
FLOW 99-70 CORP.
FLOW 99-76 CORP.
FLOW 99-88 CORP.
FLOW 99-92 CORP.

CAL SECOND 49 CORPORATION
CAPE 77 CORP.
COAST 56 CORPORATION
COAST 62 CORPORATION
EMERGE 64 CORPORATION
JACKSON UNION 28 CORPORATION
MORGAN 85 CORP.
PANCAL 93 CORP.
PARK 86 CORP.
PARK 94 CORP.
SHELTON 46 CORPORATION
NEW HAVEN 40 CORPORATION
FIRSTGOLD 69 CORP.
ACCU 95 CORP.
ACCU 99 CORP.
ACREDIT 75 CORP.
ARK 38 CORPORATION
BEACH FUNDING CORP.
BRANFORD 55 CORPORATION
CAPT 47 CORPORATION
CENTURY 78 CORP.
COAST 74 CORP.
COAST 96 CORP.
DAPT 51 CORPORATION
EMGOLD 67 CORP.
EMOD 65 CORP.
EMSEC 66 CORP.
ERICSSON ASSOCIATES INC.
FIRSTCO 80 CORP.
FORT GRANITE 44 CORPORATION
FREE 73 CORP.
FREE 81 CORP.
GARFIELD 48 CORPORATION
GREEN 89 CORP.
GREENWICH FIRST CORPORATION
GREENWICH MANAGEMENT CORPORATION
HARRISON FINANCIAL CORPORATION
HOME FED 57 CORPORATION
IVY CITY 72 CORP.
JERSEY 45 CORPORATION
KEARNY 39 CORPORATION
KEARNY 61 CORPORATION
MADISON 54 CORPORATION
MASS FED 29 CORPORATION
MODGOLD 68 CORP.
NEW HAVEN 53 CORPORATION
NEW HAVEN 63 CORPORATION
NORTH FORK 41 CORPORATION

NY APT. 33 CORPORATION
PAN CAL 98 CORP.
PANCAL 82 CORP.
PARK 97 CORP.
PENN 100B CORP.
PENN 100 CORP.
POINT 91 CORP.
RAPID POINT 60 CORPORATION
ST. PETE 43 CORPORATION
TAMPA 79 CORP.
VANTAGE 90 CORP.
WELL 84 CORP.
WFB 83 CORP.
STATES 87 CORP.
FCMC 2005 J CORP.
FCMC 2005 K CORP.
FCMC 2005 L CORP.
FCMC 2005 M CORP.
FCMC 2005 N CORP.
FCMC 2005 O CORP.
FCMC 2005 P CORP.
FCMC 2005 Q CORP.
FCMC 2005 R CORP.
FCMC 2005 S CORP.
FCMC 2006 A CORP.
FCMC 2006 B CORP.
FCMC 2006 C CORP.
FCMC 2006 D CORP.
FCMC 2006 E CORP.
FCMC 2006 F CORP.
FCMC 2006 G CORP.
FCMC 2006 H CORP.
FCMC 2006 I CORP.
FCMC 2006 J CORP.
FCMC 2006 K CORP.
FCMC 2006 L CORP.
FCMC 2006 M CORP.
FCMC 2006 N CORP.
FCMC 2006 O CORP.
FCMC 2006 P CORP.
FCMC 2006 Q CORP.
FCMC 2006 R CORP.
FCMC 2006 S CORP.
FCMC 2006 T CORP.
FCMC 2006 U CORP.
FCMC 2006 V CORP.
FCMC 2006 W CORP.
FCMC 2006 X CORP.
FCMC 2006 Y CORP.

FCMC 2006 Z CORP.
FCMC 2007 A CORP.
FCMC 2007 B CORP.
FCMC 2007 C CORP.
FCMC 2007 D CORP.
FCMC 2007 E CORP.
FCMC 2007 F CORP.
FCMC 2007 G CORP.
FCMC 2007 H CORP.
FCMC 2007 I CORP.
FCMC 2007 J CORP.
FCMC 2007 K CORP.
FCMC 2007 L CORP.
FCMC 2007 M CORP.
FCMC 2007 N CORP
FCMC 2007 O CORP.
FCMC 2007 P CORP.
FCMC 2007 Q CORP.
FCMC 2007 R CORP.
FCMC 2007 S CORP.
FCMC 2007 T CORP.
FCMC 2007 U CORP
FCMC 2007 V CORP.
FCMC 2007 W CORP.
FCMC 2007 X CORP.
FCMC 2007 Y CORP.
FCMC 2007 Z CORP
FCMC 2007 AA CORP.
FCMC 2007 AB CORP.
FCMC 2007 AC CORP.
FLOW 2006 A CORP.
FLOW 2006 B CORP.
FLOW 2006 C CORP.
FLOW 2006 D CORP.
FLOW 2006 E CORP.
FLOW 2006 F CORP.
FLOW 2006 G CORP.
FLOW 2006 H CORP.
FLOW 2007 A CORP.
FLOW 2007 B CORP
FLOW 2007 C CORP.
FLOW 2007 D CORP.
RONTEX CORPORATION

Greenwich Funding Corporation
Harrison Funding Corp.
FCMC 2003 B Investors One Corp.
6 Harrison Corp.
FCMC 2003 A People’s Choice Home Loan Corp.
FCMC 2003 C Decision One Corp.
FCMC 2003 C Encore Corp.
FCMC Corporate Refinance
Harrison Financial Assoc. Inc.
Harrison First Corp.
Master Flow Purchase 98 Corp.
Tribeca Lending Corp.